EXHIBIT 10.7(c)



         THIS NOTE WAS OFFERED PURSUANT TO EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND STATE SECURITIES LAWS, AND HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES AUTHORITY. NO TRANSFER OR SALE OF THIS NOTE SHALL BE MADE UNLESS SUCH TRANSFER OR SALE COMPLIES WITH THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAW. IN THE EVENT THAT THE TRANSFER OF THIS NOTE IS TO BE MADE, THE COMPANY SHALL REQUIRE A CERTIFICATE AND, IF APPLICABLE, MAY REQUIRE AN OPINION OF INDEPENDENT COUNSEL, ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION, DESCRIBING THE APPLICABLE EXEMPTION AND THE BASIS THEREFOR, FROM SAID ACT AND LAWS OR IS BEING MADE PURSUANT TO SAID ACT AND LAWS.

CCAIR, INC.

7% CONVERTIBLE SUBORDINATED NOTE DUE 2004

$7,920,000

         CCAIR, Inc., a Delaware corporation (hereinafter called the "Company") which term includes any successors), for value received, hereby promises to pay to Lynrise Air Lease, Inc. or registered assigns, the principal sum of SEVEN MILLION NINE HUNDRED TWENTY THOUSAND DOLLARS, in 10 equal semiannual installments of principal as provided herein, payable on each June 30 and December 31 (each a "Principal Payment Date"), commencing on December 31, 1999 and on each Principal Payment Date thereafter until and including June 30, 2004. A final installment in the amount of all outstanding principal, Capitalized Interest (hereinafter defined) and all accrued and unpaid interest shall be payable on December 31, 2004.

         Interest Payment Dates: March 31, June 30, September 30 and December 31; commencing March 31, 1999.

         Record Dates: March 15, June 15, September 15 and December 15.

         Reference is made to the further provisions of this Note following the signature page hereof, which will, for all purposes, have the same effect as if set forth at this place.

         IN WITNESS WHEREOF, the Company has caused this Instrument to be duly executed under its corporate seal.

                                             CCAIR, INC.,
                                             a Delaware corporation



                                             By:
                                                  Kenneth W. Gann
                                                  President

Attest: ___________________________
         Secretary

                                   CCAIR, INC.

7% CONVERTIBLE SUBORDINATED NOTE DUE 2004

         1. Interest and Principal. CCAIR, Inc., a Delaware corporation (hereinafter called the "Company," which term includes any successors), promises to pay interest on the unpaid principal amount of this Note at the rate of 7% per annum. To the extent it is lawful, the Company promises to pay interest on any past due principal, and to the extent lawful, on any Capitalized Interest from the Interest Payment Date on which such Capitalized Interest accrues and any interest payment due but unpaid at a rate of 8% per annum compounded on June 30 and December 31 of each year.

         The Company will pay interest quarterly in Cash on March 31, June 30, September 30 and December 31 of each year (each, an "Interest Payment Date"), commencing March 31, 1999. Interest on this Note will accrue from December 31, 1997; provided that the interest accrued from December 31, 1997 until and including December 31, 1998 (the "Capitalized Interest"), shall not be due and payable until December 31, 2004. Interest on the outstanding principal balance of this Note accruing after December 31, 1998 shall be due and payable on each Interest Payment Date. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months, and the actual number of days elapsed.

         The Company hereby promises to repay the outstanding principal balance of this Note in 10 equal semiannual installments of principal in the amount of Four Hundred Thirty-Five Thousand Six Hundred Dollars ($435,600) each, payable on each June 30 and December 31 of each year (each a "Principal Payment Date"), commencing December 31, 1999, and on each Principal Payment Date thereafter until and including June 30, 2004. A final installment in the amount of all outstanding principal, plus the Capitalized Interest, plus accrued and unpaid interest, shall be due and payable on December 31, 2004.

         2. Method of Payment. The Redemption Price (hereinafter defined) and each installment of principal of this Note are payable, at the Company's option, in Cash (hereinafter defined) or subject to the satisfaction of the following conditions, in Common Stock (hereinafter defined) of the Company: (i) no Event of Default (hereinafter defined) has occurred and is then continuing; (ii) the Company's certified independent public accountants issued an unqualified opinion in connection with their most recent audit report for the Company; and (iii) the Company's Common Stock is then listed or admitted to trading on a national securities exchange in the United States or is quoted on the Nasdaq Stock Market (collectively, the "Common Stock Payment Conditions"). The current market price per share of a share of Common Stock (the "Current Market Price") on any payment date shall be deemed to be the average of the last sale prices of a share of Common Stock as reported on the principal national securities exchange on which the Common Stock is listed or admitted for trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the Nasdaq Stock Market's National Market, at the close of business (the "Last Sale Price") for the preceding thirty (30) Trading Days (hereinafter defined) ending on the last Trading Day prior to the applicable payment date or other applicable date. If on any such Trading Day the Common Stock is not quoted by any organization referred to in the definition of Last Sale Price, the fair market value of the Common Stock on such day, as reasonably determined in good faith by the Board of Directors of the Company, shall be used. Each installment of interest is payable in Cash. Payment of principal (to the extent made in Cash) and interest shall be made (i) by check mailed to the Holder at its address set forth herein or such other address designated by notice to the Company as provided herein, or (ii) by wire transfer of immediately available funds in accordance with wire instructions designated by notice to the Company as provided herein.

         3. Paying Agent and Registrar. Initially, the Company at present having an address at 4700 Yorkmont Road, Second Floor, Charlotte, North Carolina 28208 will act as initial paying agent where the Note may be presented for payment ("Paying Agent"). The Company may change the Paying Agent without notice to the Holder. When acting as Paying Agent, the Company or any Affiliate thereof shall segregate and hold in a separate trust fund for the benefit of the Holder, all money held by it as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Company or any such Affiliate, the Company will appoint an independent Person (hereinafter defined) to act as Paying Agent. The Company may have one or more additional Paying Agents.
The term "Paying Agent" includes any additional Paying Agent.

         4.       Redemption.

                  (a) Right of Redemption. At any time, upon thirty (30) days' prior notice to the Holder, the Company will have the right to pay all Capitalized Interest and redeem all or any part of this Note, provided that each partial redemption shall be in the principal amount of $100,000 or an integral multiple thereof, for a redemption price equal to 100% of the aggregate outstanding principal balance of this Note or such portion to be redeemed plus payment of all Capitalized Interest (the "Redemption Price"), in each case (subject to the right of the Holder, as provided below, to receive interest due on an Interest Payment Date that is on or prior to such Redemption Date [hereinafter defined]) together with accrued and unpaid interest, if any, to the Redemption Date.

         At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first-class mail, postage prepaid, to Holder. Each notice for redemption shall identify the principal amount to be redeemed and shall state:

                  (i) the Redemption Date, and that the Note called for redemption may not be converted after the Business Day (hereinafter defined) prior to the Redemption Date;

                  (ii) the Redemption Price, plus the amount of accrued and unpaid interest, if any, to be paid upon such redemption;

                  (iii) the name and address of the Paying Agent;

                  (iv) that the Note called for redemption must be surrendered to the Paying Agent at the address specified in such notice to collect the Redemption Price;

                  (v) that, unless (A) the Company defaults in its obligation to deposit Cash or, at its option but subject to the Common Stock Payment Conditions, Common Stock with the Paying Agent, or (B) such redemption payment is prohibited pursuant to Paragraph 10 hereof or otherwise, interest on the Note called for redemption will cease to accrue on and after the Redemption Date and the only remaining right of the Holder of this Note is to receive payment of the Redemption Price, plus accrued and unpaid interest, if any, to the Redemption Date, upon surrender to the Paying Agent of the Note called for redemption and to be redeemed;

                  (vi) if the Note is being redeemed in part, the portion of the principal amount of the Note to be redeemed and that, after the Redemption Date, and upon surrender of the Note, a new Note in an aggregate principal amount equal to the unredeemed portion thereof will be issued; and

                  (vii) that the notice is being sent pursuant to the redemption provisions of Paragraph 4 of this Note.

         (b) Effect of Notice of Redemption. Once notice of redemption is mailed in accordance with Subparagraph 4(a), this Note or such portion hereof called for redemption shall become due and payable on the Redemption Date at the Redemption Price, plus accrued and unpaid interest, if any, to the Redemption Date. Upon surrender to the Paying Agent, this Note or such portion hereof called for redemption shall be paid at the Redemption Price, plus accrued and unpaid interest, if any, to the Redemption Date; provided that if the Redemption Date is a Legal Holiday (hereinafter defined), payment shall be made on the next succeeding Business Day (hereinafter defined) with accrued interest for the period from such Redemption Date to such succeeding Business Day.

         (c)      Deposit of Redemption Price; Redemption in Common Stock.

                  (i) On or prior to the Redemption Date, the Company shall deposit with the Paying Agent (or, if the Company or an Affiliate thereof is acting as Paying Agent, segregate and hold in trust) Cash or, at the Company's option but subject to the Common Stock Payment Conditions, Common Stock in an amount sufficient to pay the Redemption Price of, plus accrued and unpaid interest on, this Note or such portion hereof to be redeemed on such Redemption Date and, if this Note is redeemed in full, all Capitalized Interest plus accrued and unpaid interest thereon. The Paying Agent shall promptly return to the Company any Cash or Common Stock so deposited which is not required for that purpose upon the written request of the Company.

                  (ii) If the Company complies with clause (c)(i) of this Paragraph 4 and payment of this Note or such portion hereof called for redemption is not prohibited under Paragraph 12 or otherwise, interest on this Note or such portion hereof to be redeemed will cease to accrue on the applicable Redemption Date, whether or not this Note is presented for payment. Notwithstanding anything herein to the contrary, if this Note is surrendered for redemption in the manner provided herein and is not so paid upon surrender for redemption because of the failure of the Company to comply with clause (c)(i) of this Paragraph 4, interest shall continue to accrue and be paid from the Redemption Date until such payment is made on the unpaid principal, and, to the extent lawful, on any interest not paid on such unpaid principal, in each case at the rate and in the manner provided in Paragraph 1 hereof.

         5.       Transfer and Exchange.

                  (a) When this Note is presented to the Company with a request:

                           (x)      to register the transfer of this Note; or

                           (y) to exchange this Note for an equal principal amount of Notes of other denominations;

         the Company shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that if surrendered for transfer or exchange, this Note shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company, duly executed by the Holder hereof or his attorney duly authorized in writing.

                  (b) No transfer or sale of this Note shall be made until the registration requirements of the Securities Act, and any applicable state securities laws are complied with, or such transfer or sale is exempt from the registration requirements under the Securities Act and said laws. No transfer or sale of this Note shall be made to any Person who is precluded from owning or holding Common Stock under applicable law or by United States Department of Transportation regulations or rulings. In the event that a transfer is to be made, the Company shall require the holder of this Note to deliver, at its expense, a certificate acceptable to and in form and substance satisfactory to the Company that such transfer is being made (i) pursuant to an exemption, describing the applicable exemption and the basis therefor, from the Securities Act and said laws or is being made pursuant to the

         Securities Act and said laws and that the transferee agrees to be bound by and to abide by the provisions of this Note, and (ii) to a Person that is not precluded from owning or holding Common Stock under applicable law or United States Department of Transportation regulations or rulings. The Company may request an opinion of counsel to establish compliance with the Securities Act or said laws. The opinion of counsel shall not be an expense of the Company.

                  (c) Obligations with respect to Transfers and Exchanges of this Note.

                           (i) To permit registrations of transfers and
                  exchanges, the Company shall execute Notes at the Holder's request.

                           (ii) No service charge shall be made for any
                  registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith.

                           (iii) The Company shall not be required to register
                  the transfer of or exchange of (a) this Note to the extent it is subject to redemption in whole or in part pursuant to Paragraph 4, except the unredeemed portion of this Note if being redeemed in part, or (b) this Note for a period beginning 15 days before the mailing of a notice of an offer to repurchase pursuant to Paragraph 10 hereof or the mailing of a notice of redemption pursuant to Paragraph 4 hereof and ending at the close of business on the day of such mailing.

         6. Persons Deemed Owners. The registered Holder of this Note may be treated as the owner of it for all purposes.

         7. Unclaimed Money. If money or Common Stock for the payment of principal or interest remains unclaimed for two years, the Paying Agent(s) (if other than the Company) will return the money or Common Stock, as the case may be to the Company at its written request. After that, all liability of such Paying Agent(s) with respect to such money or Common Stock shall cease and the Holder of this Note shall thereafter look only to the Company for payment of such money or Common Stock.

         8. Amendment; Supplement; Waiver. The Holder and the Company, when authorized by board resolutions, may by written agreement executed by the Company and Holder amend or supplement this Note for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Note or of modifying in any manner the rights of the Holder under this Note. The Holder may, in writing, waive compliance by the Company with any provision of this Note.

         9.       Conversion Rights.

                  (a) Conversion Privilege. Subject to and upon compliance with the provisions of this Paragraph 9, at the option of the Holder, this Note may at any time after the date of issuance of this Note, be converted, in whole, or in part, into fully paid and non-assessable shares of Common Stock issuable upon conversion of this Note, at the Conversion Price (hereinafter defined), until and including, but not after the close of business on the second Business Day prior to the Stated Maturity (hereinafter defined), provided that, to the extent that this Note or some portion hereof shall have been called for redemption or delivered for repurchase prior to such date and no default is made in making due provision for the payment of the Redemption Price or Repurchase Price in accordance with the terms hereof, this Note or such portion thereof may be so converted only until and including, but not after, the close of business on the Business Day prior to the Redemption Date or Repurchase Date, as applicable, unless the Company subsequently fails to pay the applicable Redemption Price or Repurchase Price, as the case may be.

                  (b) Exercise of Conversion Privilege. In order to exercise the conversion privilege, the Holder shall surrender this Note to the Company at any time during usual business hours at its office or agency maintained for the purpose as provided in this Note, accompanied by a fully executed written notice, in substantially the form attached to this Note, that the Holder elects to convert this Note or a stated portion thereof, and, if this Note is surrendered for conversion during the period between the close of business on any Record Date and the opening of business on the next following Interest Payment Date and has not been called for redemption on a Redemption Date which occurs within such period, accompanied also by payment to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Note being surrendered for conversion, notwithstanding such conversion. The Holder of this Note at the close of business on a Record Date will be entitled to receive the interest payable on this Note on the corresponding Interest Payment Date notwithstanding the conversion thereof after such Record Date. The interest payment with respect to this Note if called for redemption on a date during the period from the close of business on or after any Record Date to the close of business on the Business Day following the corresponding Interest Payment Date will be payable on the corresponding Interest Payment Date to the registered Holder at the close of business on that Record Date (notwithstanding the conversion of such Note before the corresponding Interest Payment Date) and a Holder who elects to convert need not include funds equal to the interest paid. Such notice of conversion shall also state the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued if other than that of the Holder. The Note surrendered for conversion shall (if reasonably required by the Company) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder or his attorney duly authorized in writing. As promptly as practicable after the receipt of such notice and the surrender of the Note as aforesaid, the Company shall, subject to the provisions of this Paragraph 9, issue and deliver at such office or agency to such Holder, or on his written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion of the Note in accordance with the provisions of this Paragraph 9 and Cash, as provided in this Paragraph 9, in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the date (herein called the "Date of Conversion") on which the Note shall have been surrendered as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on the Date of Conversion the holder or holders of record of the shares represented thereby; provided, however, that any such surrender on any date when the stock transfer books of the Company shall be closed shall cause the person or persons in whose name or names the certificate or certificates for such shares are to be issued to be deemed to have become the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open but such conversion shall nevertheless be at the Conversion Price in effect at the close of business on the date when the Note shall have been so surrendered with the conversion notice. In the case of conversion of a portion, but less than all, of this Note, the Company shall as promptly as practicable execute and deliver to the Holder, at the expense of the Company, a Note or Notes in the aggregate principal amount of the unconverted portion of this Note so surrendered. Except as otherwise expressly provided in this Note, no payment or adjustment shall be made for interest accrued on this Note (or portion thereof) converted or for dividends or distributions on any Common Stock issued upon conversion of this Note.

                  (c) Fractional Interests. No fractions of shares shall be issued upon conversion of this Note. If any fraction of a share of Common Stock would, except for the foregoing provisions of this Paragraph 9, be issuable on the conversion of this Note, the Company shall make payment in lieu thereof in an amount of Cash equal to the value of such fraction.

                  (d) Initial Conversion Price. The Initial Conversion Price (herein so called) per share of Common Stock issuable upon conversion of this Note shall be $7.50 (or $7.50 in principal amount of this Note for each such share of Common Stock).

                  (e) Continuation of Conversion Privilege in Case of Reclassification, Change, Merger, Consolidation or Sale of Assets. If any of the following shall occur, namely: (a) any reclassification or change of outstanding shares of Common Stock issuable upon conversion of this Note (other than a change in par value, or from par value to no par value, or from no par value, to par value, or as a result of a subdivision or combination), (b) any consolidation or merger of the Company with or into any other Person, or the merger of any other Person with or into the Company (other than a merger which does not result in any reclassification, change, conversion, exchange or cancellation of outstanding shares of Common Stock) or (c) any sale, transfer or conveyance of all or substantially all of the assets of the Company (computed on a consolidated basis), then the Company, or such successor or purchasing entity, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation, merger, sale or conveyance, execute and deliver to the Holder an amendment providing that the Holder of this Note shall have the right to convert this Note only into the kind and amount of shares of stock and other securities and property (including Cash) receivable upon such reclassification, change, consolidation, merger, sale, transfer or conveyance by a holder of the number of shares of Common Stock issuable upon conversion of this Note immediately prior to such reclassification, change, consolidation, merger, sale, transfer or conveyance assuming such holder of Common Stock of the Company failed to exercise his rights of an election, if any, as to the kind or amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, sale, transfer or conveyance (provided that if the kind or amount of securities, cash, and other property receivable upon such reclassification, change, consolidation, merger, sale, transfer or conveyance is not the same for each share of Common Stock of the Company held immediately prior to such reclassification, change, consolidation, merger, sale, transfer or conveyance in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this Paragraph 9 the kind and amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, sale, transfer or conveyance by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). If, in the case of any such consolidation, merger, sale or conveyance, the stock or other securities and property (including Cash) receivable thereupon by a holder of shares of Common Stock includes shares of stock or other securities and property (including Cash) of a corporation other than the successor or purchasing corporation, as the case may be, in such consolidation, merger, sale or conveyance, then such amendment shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holder of this Note as the Board of Directors of the Company shall reasonably consider necessary by reason of the foregoing. The provisions of this Paragraph 9 shall similarly apply to successive consolidations, mergers, sales or conveyances.

                  (f)      Notice of Certain Events.  In case:

                           (i) the Company shall declare a dividend (or any
                  other distribution) payable to the holders of Common Stock (other than cash dividends);

                           (ii) the Company shall authorize the granting to all
                  of the holders of Common Stock of rights, warrants or options to subscribe for or purchase any shares of stock of any class or of any other rights;

                           (iii) the Company shall authorize any
                  reclassification or change of the Common Stock (including a subdivision or combination of its outstanding shares of Common Stock), or any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required under the laws of the state of incorporation of the Company, or the sale or conveyance of all or substantially all the property or business of the Company;

                           (iv) there shall be proposed any voluntary or
                  involuntary dissolution, liquidation or winding-up of the Company; or

                           (v) the Company or any of its Subsidiaries shall
                  complete an Offer (hereinafter defined); then, the Company shall cause to be mailed to the Holder of this Note, at his address as it shall appear on the registry books of the Company, at least 20 days before the date hereinafter specified (or the earlier of the dates hereinafter specified, in the event that more than one date is specified), a notice stating the date on which (1) a record is expected to be taken for the purpose of such dividend, distribution, rights, warrants or options or Offer, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, warrants or options or to participate in such Offer are to be determined, or (2) such reclassification, change, consolidation, merger, sale, conveyance, dissolution, liquidation or winding-up is expected to become effective and the date, if any is to be fixed, as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, change, consolidation, merger, sale, conveyance, dissolution, liquidation or winding-up.

                  (g) Taxes on Conversion. The Company will pay any and all documentary, stamp or similar taxes payable to the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery of shares of Common Stock on conversion of this Note pursuant hereto; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the Holder of this Note and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Company the amount of any such tax or has established, to the reasonable satisfaction of the Company, that such tax has been paid. The Company extends no protection with respect to any other taxes imposed in connection with conversion of this Note.

                  (h) Company to Provide Stock. The Company shall reserve, free from preemptive rights, out of its authorized but unissued shares, sufficient shares to provide for the conversion of this Note from time to time as such Note is presented for conversion; provided, however, that nothing contained herein shall be construed to preclude the Company from satisfying its obligations in respect of the conversion of this Note by delivery of repurchased shares of Common Stock which are held in the treasury of the Company.

                  If any shares of Common Stock to be reserved for the purpose of conversion of this Note require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered upon conversion, then the Company covenants that it will in good faith and as expeditiously as possible use its best efforts to secure such registration or approval, as the case may be; provided, however, that nothing in this Subparagraph 9(h) shall be deemed to limit in any way the obligations of the Company provided in this Paragraph 9.

                  The Company covenants that all shares of Common Stock which may be issued upon conversion of this Note will upon issue (i) be fully paid and non-assessable by the Company, (ii) be free of preemptive rights, and (iii) have the benefit of demand registration rights pursuant to the Registration Rights Agreement.

                  (i) Return of Funds Deposited for Redemption of Converted Note. Any funds which at any time shall have been deposited by the Company or on its behalf with any Paying Agent for the purpose of paying the principal of and interest on this Note and which shall not be required for such purposes because of the conversion of this Note shall after such conversion be repaid to the Company by such Paying Agent.

         10.      Adjustment of Common Stock Issuable Upon Conversion.

                  (a) General; Number of Shares; Conversion Price. The number of shares of Common Stock which the Holder of this Note shall be entitled to receive upon each conversion hereof shall be determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 10) be issuable upon designation of the amount to be converted hereunder by the Holder hereof pursuant to Section 9 hereof, by the fraction of which (i) the numerator is the Initial Conversion Price and (ii) the denominator is the Conversion Price in effect on the date of such conversion. The "Conversion Price" shall initially be the Initial Conversion Price, shall be adjusted and readjusted from time to time as provided in this
         Section 10 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this
         Section 10.

                  (b)      Adjustment of Conversion Price.

                           (i) Issuance of Additional Shares of Common Stock. In
                  case the Company at any time or from time to time after the date hereof shall issue or sell additional shares of Common Stock ("Additional Shares") (including Additional Shares of Common Stock deemed to be issued pursuant to Subparagraph (c) or (d) hereof) without consideration or for a consideration per share less than the Current Market Price in effect immediately prior to such issue or sale, then, and in each such case, subject to Subparagraph (g) hereof, such Conversion Price shall be reduced, concurrently with such issue or sale, to a price (calculated to the nearest .001 of a cent) determined by multiplying such Conversion Price by a fraction:

                                    (A) the numerator of which shall be (1) the
                           number of shares of Common Stock outstanding immediately prior to such issue or sale plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such Additional Shares of Common Stock so issued or sold would purchase at such Current Market Price; and

                                    (B) the denominator of which shall be the
                           number of shares of Common Stock outstanding immediately after such issue or sale.

                           (ii) Dividends and Distributions. In case the Company
                  at any time or from time to time after the date hereof shall declare, order, pay or make a dividend or other distribution (including without limitation any distribution of Cash, other or additional stock or other securities or property or Options [as hereafter defined], by way of dividend or spin off, reclassification, recapitalization or similar corporate rearrangement or otherwise) on the Common Stock, other than a dividend payable in Additional Shares of Common Stock, then, and in each such case, subject to Subparagraph (g) hereof, the Conversion Price in effect immediately prior to the close of business on the Record Date fixed for the determination of holders of any class of securities entitled to receive such dividend or distribution shall be reduced, effective as of the close of business on such Record Date, to a price (calculated to the nearest .001 of a cent) determined by multiplying such Conversion Price by a fraction:

                                    (A) the numerator of which shall be the
                           Current Market Price in effect on such record date, less the amount of such dividend or distribution (as reasonably determined in good faith by the Board of Directors of the Company) applicable to one share of Common Stock; and

                                    (B) the denominator of which shall be such
Current Market Price.

                  (c) Treatment of Options and Convertible Securities. In case the Company at any time or from time to time after the date hereof shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities entitled to receive, any options or warrants for either Common Stock or securities convertible into Common Stock (collectively, "Options") or securities convertible into Common Stock ("Convertible Securities"), then, and in each such case, the maximum number of Additional Shares of Common Stock (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number the purpose of which is to protect against dilution) at any time issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date; provided, however, that such Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subparagraph (e) hereof) of such shares would be less than the greater of the Current Market Price or the Conversion Price in effect on the date of and immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date, as the case may be; and provided, further, that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                           (i) no further adjustment of the Conversion Price
                  shall be made upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consequent issue or sale of Convertible Securities or shares of Common Stock;

                           (ii) if such Options or Convertible Securities by
                  their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of Additional Shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (by change of rate or otherwise), the Conversion Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options, or the rights of conversion or exchange under such Convertible Securities, which are outstanding at such time;

                           (iii) upon the expiration (or purchase by the Company
                  and cancellation or retirement) of any such Options which shall not have been exercised, or the expiration of any rights of conversion or exchange under any such Convertible

                  Securities which (or purchase by the Company and cancellation or retirement of any such Convertible Securities the rights of conversion or exchange under which) shall not have been exercised, the Conversion Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date with respect thereto), and any subsequent adjustments based thereon, shall, upon (and effective as of) such expiration (or such cancellation or retirement, as the case may be), be recomputed as if:

                                    (A) in the case of Options or Convertible
                           Securities, the only Additional Shares of Common Stock issued or sold were the Additional Shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue or sale of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange, and

                                    (B) in the case of Options for Convertible
                           Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise of such Options were issued at the time of the issue, sale, grant or assumption of such Options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have then been issued was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company (pursuant to Subparagraph (e) hereof) upon the issue or sale of such Convertible Securities with respect to which such Options were actually exercised; and

                           (iv) no readjustment pursuant to clause (ii) or (iii)
                  above (either individually or cumulatively together with all prior readjustments made in respect of such Options or Convertible Securities) shall have the effect of increasing the Conversion Price by a proportion (relative to the Conversion Price in effect immediately prior to such readjustment) in excess of the inverse of the aggregate proportional adjustment thereof made in respect of the issue, sale, grant or assumption of such Options or Convertible Securities.

If the consideration provided for in any Option or the additional consideration, if any, payable upon the conversion or exchange of any Convertible Security shall be reduced, or the rate at which any

Option is exercisable or any Convertible Security is convertible into or exchangeable for shares of Common Stock shall be increased, at any time under or by reason of provisions with respect thereto designed to protect against dilution, then, effective concurrently with each such change, the Conversion Price then in effect shall first be adjusted to eliminate the effects (if any) of the issuance (or deemed issuance) of such Option or Convertible Security on the Conversion Price and then readjusted as if such Option or Convertible Security had been issued on the date of such change with the terms in effect after such change, but only if as a result of such adjustment the Conversion Price then in effect hereunder is thereby reduced.

                  (d) Treatment of Stock Dividends, Stock Splits, etc. In case the Company at any time or from time to time after the date hereof shall declare or pay any dividend on the Common Stock payable in Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then, and in each such case, Additional Shares of Common Stock shall be deemed to have been issued (a) in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend, or (b) in the case of any such subdivision, at the close of business on the date immediately prior to the day upon which such corporate action becomes effective.

                  (e) Computation of Consideration. For the purposes of this
Section 10:

                           (i) the consideration for the issue or sale of any
                  Additional Shares of Common Stock shall, irrespective of the accounting treatment of such consideration:

                                    (A) insofar as it consists of Cash, be
                           computed at the amount of Cash actually received by the Company net of any expenses paid or incurred by the Company or any commissions or compensations paid or concessions or discounts allowed to underwriters, dealers or others performing similar services in connection with such issue or sale;

                                    (B) insofar as it consists of property
                           (including securities) other than Cash actually received by the Company, be computed at the fair value thereof at the time of such issue or sale, as reasonably determined in good faith by the Board of Directors of the Company;

                                    (C) insofar as it consists neither of Cash
                           nor of other property, be computed as having no value; and

                                    (D) in case Additional Shares of Common
                           Stock are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be the portion of such consideration so received, computed as provided in clauses (A), (B) and (C) above, allocable to such Additional Shares of Common Stock, all as reasonably determined in good faith by the Board of Directors of the Company;

                           (ii) Additional Shares of Common Stock deemed to have
                  been issued pursuant to Subparagraph (c) hereof shall be deemed to have been issued for a consideration per share determined by dividing:

                                    (A) the total amount of Cash and other
                           property, if any, received and receivable by the Company as direct consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration the purpose of which is to protect against dilution) payable to the Company upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing clause (i), by

                                    (B) the maximum number of shares of Common
                           Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number the purpose of which is to protect against dilution) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities; and

                           (iii) Additional Shares of Common Stock deemed to
                  have been issued pursuant to Subparagraph (d) hereof shall be deemed to have been issued for no consideration.

                  (f) Adjustments for Combinations, etc. In case the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

                  (g) Minimum Adjustment of Conversion Price. If the amount of any adjustment of the Conversion Price required pursuant to this
         Section 10 would be less than one-tenth of one percent (.1%) of the Conversion Price in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least one-tenth of one percent (.1%) of such Conversion Price.

                  (h) Shares Deemed Outstanding. For all purposes of the computations to be made pursuant to this Section 10, (i) there shall be deemed to be outstanding all shares of Common Stock issuable pursuant to the exercise of Options and conversion of Convertible Securities outstanding on the date hereof, including without limitation this Note,
         (ii) immediately after any Additional Shares of Common Stock are deemed to have been issued pursuant to Section 2.3 or 2.4 hereof, such Additional Shares shall be deemed to be outstanding, (iii) treasury shares shall not be deemed to be outstanding and (iv) no adjustment shall be made in the Conversion Price upon the issuance of shares of Common Stock pursuant to Options and Convertible Securities so deemed to be outstanding, but this Subparagraph (h) shall not prevent other adjustments in the Conversion Price arising by virtue of such outstanding Options or Convertible Securities pursuant to the provisions of Subparagraph (c) hereof; provided, however, that, for purposes of calculating adjustments to the Conversion Price, there shall be deemed to be outstanding immediately after giving effect to any issuance of shares of Common Stock, Options or Convertible Securities all shares of Common Stock issuable upon the exercise of Options and conversion of Convertible Securities then outstanding (including without limitation this Note) after giving effect to antidilution provisions contained in all such outstanding Options and Convertible Securities which cause an adjustment in the number of shares of Common Stock so issuable, either by virtue of such issuance of shares of Common Stock, Options or Convertible Securities or by virtue of the operation of such antidilution provisions.

         11.      Subordination.

                  (a) Note Subordinated to Existing Senior Indebtedness. The Company and Holder, by its acceptance of this Note, agree that (i) the payment of the principal of and interest on this Note and (ii) any other payment in respect of this Note, including on account of the acquisition or redemption of this Note by the Company is subordinated, to the extent and in the manner provided in this Paragraph 11, to the prior payment in full of all Existing Senior Indebtedness (hereinafter defined), and that these subordination provisions are for the benefit of the holders of Existing Senior Indebtedness. This Note will rank pari passu in right of payment with all Indebtedness of the Company other than the Existing Senior Indebtedness.

                  This Paragraph 11 shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold, Existing Senior Indebtedness, and such provisions are made for the benefit of the holders of Existing Senior Indebtedness, and such holders are made obligees hereunder and any one or more of them may enforce such provisions.

                  (b)      No Payment on Note in Certain Circumstances.

                           (i) No payment may be made by the Company on account
                  of the principal of or interest on this Note, or to acquire this Note (including repurchases of this Note at the option of the Holder) for cash, securities or property, or on account of the redemption provisions of this Note (except for any payment or distribution of equity or debt securities which are subordinated to the payment in full of all Existing Senior Indebtedness then outstanding to at least the same extent as the obligations evidenced hereby are subordinated to the payment in full of all Existing Senior Indebtedness hereunder and which, in any case, do not mature prior to the maturity of the Existing Senior Indebtedness), (A) upon the maturity of any Existing Senior Indebtedness of the Company by lapse of time, acceleration (unless waived) or otherwise, unless and until all principal of and interest on such Existing Senior Indebtedness are first paid in full (or such payment is duly provided for), or (B) in the event of default in the payment of any principal of or interest on any Existing Senior Indebtedness when it becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise (a "Payment Default"), unless and until such Payment Default has been cured or waived or otherwise has ceased to exist.

                           (ii) Upon (A) the happening of an event of default
                  (other than a Payment Default) that permits the holders of Existing Senior Indebtedness or their representative immediately to accelerate its maturity and (B) the giving of written notice of such event of default given to the Company by the holders of at least 25% in aggregate principal amount outstanding of such Existing Senior Indebtedness or their representative (a "Payment Notice"), then, unless and until such event of default has been cured or waived or otherwise has ceased to exist, no payment (by set off or otherwise) may be made by or on behalf of the Company on account of the principal of or interest on this Note, or to acquire or repurchase this Note for Cash, securities or property, or on account of the redemption provisions of this Note, in any such case (except for any payment or distribution which the Holder is entitled to receive pursuant to the parenthetical clause in the foregoing Subparagraph 11(b)(i)). Notwithstanding the foregoing, unless (i) the Existing Senior Indebtedness in respect of which such event of default exists has been declared due and payable in its entirety within 179 days after the Payment Notice is delivered as set forth above (the

                  "Payment Blockage Period"), and (ii) such declaration has not been rescinded or waived at the end of the Payment Blockage Period, the Company shall be required to pay all sums not paid to the Holder of this Note during the Payment Blockage Period due to the foregoing prohibitions and to resume all other payments as and when due on this Note. Any number of Payment Notices may be given; provided, however, that (i) not more than one Payment Notice shall be given within a period of any 360 consecutive days and (ii) no event of default that existed upon the date of such Payment Notice or the commencement of such Payment Blockage Period (whether or not such event of default is on the same issue of Existing Senior Indebtedness) shall be made the basis for the commencement of any other Payment Blockage Period.

                           (iii) In the event that, notwithstanding the
                  foregoing provisions of this Paragraph 10, any payment or distribution of assets of the Company shall be received by the Holder at a time when such payment or distribution is prohibited by the provisions of this Paragraph 11, then such payment or distribution (subject to the provisions of Subparagraph 11(f)) shall be received and held in trust by Holder or such Paying Agent for the benefit of the holders of Existing Senior Indebtedness, and shall be paid or delivered by Holder or such Paying Agent, as the case may be, to the holders of Existing Senior Indebtedness remaining unpaid or unprovided for or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Existing Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Existing Senior Indebtedness held or represented by each, for application to the payment of all Existing Senior Indebtedness remaining unpaid to the extent necessary to pay or to provide for the payment of all such Existing Senior Indebtedness in full after giving effect to any concurrent payment and distribution to the holders of such Existing Senior Indebtedness.

                  (c) Note Subordinated to Prior Payment of All Existing Senior Indebtedness on Dissolution, Liquidation or Reorganization. Upon any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company, whether voluntary or involuntary, in bankruptcy, insolvency, receivership or a similar proceeding or upon assignment for the benefit of creditors or any marshalling of assets or liabilities:

                           (i) the holders of all Existing Senior Indebtedness
                  shall first be entitled to receive payments in full (or have such payment duly provided for) before the Holder is entitled to receive any payment on account of the principal of and interest on the Note (except for any payment or distribution which the Holder is entitled to receive pursuant to the parenthetical in the foregoing Subparagraph 11(b)(i));

                           (ii) any payment or distribution of assets of the
                  Company of any kind or character, whether in Cash, property or securities (except for any payment or distribution which the Holder is entitled to receive pursuant to the parenthetical in the foregoing Subparagraph 11(b)(i)) to which the Holder would be entitled (by setoff or otherwise), except for the provisions of this Paragraph 11, shall be paid by the liquidating trustee or agent or other Person making such a payment or distribution directly to the holders of Existing Senior Indebtedness or their representative to the extent necessary to make payment in full of all such Existing Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Existing Senior Indebtedness; and

                           (iii) in the event that, notwithstanding the
                  foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (except for any payment or distribution which the Holder is entitled to receive pursuant to the parenthetical in the foregoing Subparagraph 11(b)(i)), shall be received by the Holder or any Paying Agent (or, if the Company or any Affiliate of the Company is acting as its own Paying Agent, money for any such payment or distribution shall be segregated or held in trust) on account of the principal of or interest on this Note before all Existing Senior Indebtedness is paid in full, such payment or distribution (subject to the provisions of Subparagraph 11(f)) shall be received and held in trust by the Holder or Paying Agent for the benefit of the holders of such Existing Senior Indebtedness, or their respective representative, ratably according to the respective amounts of such Existing Senior Indebtedness held or represented by each, to the extent necessary to make payment as provided herein of all such Existing Senior Indebtedness remaining unpaid after giving effect to all concurrent payments and distributions and all provisions therefor to or for the holders of such Existing Senior Indebtedness, but only to the extent that as to any holder of such Existing Senior Indebtedness, as promptly as practical following notice from the Company to the holders of such Existing Senior Indebtedness that such prohibited payment has been received by the Holder or Paying Agent (or has been segregated as provided above), such holder (or a representative therefor) notifies the Company of the amounts then due and owing on such Existing Senior Indebtedness, if any, held by such holder and only the amounts specified in such notices to the Company shall be paid to the holders of such Existing Senior Indebtedness.

                  (d) Holder to Be Subrogated to Rights of Holders of Existing Senior Indebtedness. Subject to the payment in full of all Existing Senior Indebtedness as provided herein, the Holder of this Note shall be subrogated to the rights of the holders of such Existing Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Existing Senior Indebtedness until all amounts owing on this Note shall be paid in full, and for the purpose of such subrogation no such payments or distributions to the holders of such Existing Senior Indebtedness by the Company, or by or on behalf of the Holder by virtue of this Paragraph 11, which otherwise would have been made to the Holder shall, as between the Company and the Holder, be deemed to be payment by the Company or on account of such Existing Senior Indebtedness, it being understood that the provisions of this Paragraph 11 are and are intended solely for the purpose of defining the relative rights of the Holder, on the one hand, and the holders of such Existing Senior Indebtedness, on the other hand.

                  If any payment or distribution to which the Holder would otherwise have been entitled but for the provisions of this Paragraph 11 shall have been applied, pursuant to the provisions of this Paragraph 11, to the payment of amounts payable under Existing Senior Indebtedness, then the Holder shall be entitled to receive from the holders of such Existing Senior Indebtedness any payments or distributions received by such holders of Existing Senior Indebtedness in excess of the amount sufficient to pay all amounts payable under or in respect of such Existing Senior Indebtedness in full.

                  (e) Obligations of the Company Unconditional. Nothing contained in this Paragraph 11 or elsewhere in this Note is intended to or shall impair as between the Company and the Holder, the obligation of the Company, which is absolute and unconditional, to pay to the Holder the principal of and interest on this Note as and when the same shall become due and payable in accordance with the terms hereof, or is intended to or shall affect the relative rights of the Holder and creditors of the Company other than the holders of the Existing Senior Indebtedness, nor shall anything herein or therein prevent Holder from exercising all remedies otherwise permitted by applicable law upon default under the Note, subject to the rights, if any, under this Paragraph 11, of the holders of Existing Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Notwithstanding anything to the contrary in this Paragraph 11 or elsewhere in this Note, upon any distribution of assets of the Company referred to in this Paragraph 11, the Holder shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other Person making any distribution to the Holder for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Existing Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Paragraph 11 so long as such court has been apprised of the provisions of, or the order, decree or certificate makes reference to, the provisions of this Paragraph 11.

                  (f) Application of Assets. Any deposit of assets with any Paying Agent (whether or not in trust) for the payment of principal of or interest on this Note shall be subject to the provisions of Subparagraphs 11(a), (b), (c) and (d); provided that, if prior to one Business Day preceding the date on which by the terms of this Note any such assets may become distributable for any purpose (including, without limitation, the payment of either principal of or interest on any Note) the Paying Agent shall not have received with respect to such assets written notice from one or more holders of Existing Senior Indebtedness or from any representative therefor of the existence of facts that would prohibit the making of any payment to the Holder, then such Paying Agent shall have full power and authority to receive such assets and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date.

                  (g) Subordination Rights Not Impaired by Acts or Omissions of the Company or Holders of Existing Senior Indebtedness. No right of any present or future holders of any Existing Senior Indebtedness to enforce subordination provisions contained in this Paragraph 11 shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms of this Note, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of Existing Senior Indebtedness may extend, renew, modify or amend the terms of the Existing Senior Indebtedness or any security therefor and release, sell or exchange such security and otherwise deal freely with the Company, all without affecting the liabilities and obligations of the Company or the Holder.

                  (h) Holder Authorizes Holders of Existing Senior Indebtedness to Effectuate Subordination of Note. If in the event of any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors of the Company), Holder does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then the holders of the Existing Senior Indebtedness or their representative are or is hereby authorized to have the right to file and are or is hereby authorized to file an appropriate claim for and on behalf of the Holder of this Note. Nothing herein contained shall be deemed to authorize the holders of Existing Senior Indebtedness or their representative to authorize or consent to or accept or adopt on behalf of Holder any plan of reorganization, arrangement, adjustment or composition affecting this Note or the rights of Holder hereof, or to authorize the holders of Existing Senior Indebtedness or their representative to vote in respect of the claim of Holder in any such proceeding.

         12. Repurchase of Note at Option of Holder Upon a Change of Control.

                  (a) In the event that a Change of Control occurs, Holder shall have the right, at Holder's option, subject to the terms and conditions of this Note, to require the Company to repurchase all or any part of Holder's Note at a price (the "Repurchase Price"), payable in Cash or, at Holder's option, Common Stock and in an amount equal to 100% of the outstanding principal amount of this Note or such part hereof, together with accrued and unpaid interest (including Capitalized Interest) to the Repurchase Date.

                  (b) In the event that a Change of Control occurs, the Company shall commence an irrevocable and unconditional offer to purchase this Note (a "Repurchase Offer"), in accordance with the procedures set forth in this Paragraph 12 as follows:

                           (1) the Repurchase Offer shall commence within 20
                  Business Days following a Change of Control;

                           (2) the Repurchase Offer shall remain open for at
                  least 20 Business Days following its commencement, but in any case not more than 60 Business Days following the Change of Control (the "Repurchase Offer Period");

                           (3) upon the expiration of a Repurchase Offer, the
                  Company shall purchase this Note to the extent tendered in response to the Repurchase Offer;

                           (4) if the Repurchase Date (hereinafter defined) is
                  on or after a Record Date and on or before the related Interest Payment Date, any accrued interest (other than Capitalized Interest) will be paid to the Person in whose name this Note is registered at the close of business on such Record Date, and no additional interest (other than Capitalized Interest) will be payable to the Holder if this
                  Note is tendered pursuant to the Repurchase Offer; and

                           (5) on or before the commencement of any Repurchase
                  Offer, the Company shall send, by first-class mail, a notice to the Holder, which (to the extent consistent with the terms hereof) shall govern the terms of the Repurchase Offer and shall state:

                                    (i) that the Repurchase Offer is being made
                           pursuant to such notice and this Paragraph 12 and that this Note, or any portion thereof, tendered will be accepted for payment in Cash or, at the Holder's option, Common Stock;

                                    (ii) the Repurchase Price (including the
                           amount of accrued and unpaid interest, if any), the date this Note may be tendered, purchased and paid for in accordance with this Paragraph 12 (the "Repurchase Date") and the Repurchase Put Date (hereinafter defined);

                                    (iii) that this Note, or any portion
                           thereof, not tendered or accepted for payment will continue to accrue interest;

                                    (iv) that, unless the Company defaults in
                           depositing Cash or, at the Holder's option, Common Stock with the Paying Agent in accordance with the last paragraph of this clause (b) or such payment is prevented pursuant to the subordination provisions of this Note or otherwise, this Note, or such portion thereof, tendered and accepted for payment pursuant to the Repurchase Offer shall cease to accrue interest after the Repurchase Date;

                                    (v) if the Holder elects to have this Note,
                           or such portion thereof, purchased pursuant to a Repurchase Offer it will be required to surrender this Note, with the form entitled "Option of Holder to Elect Purchase" attached hereto completed, to the Paying Agent (which may not for purposes of this Paragraph 12, notwithstanding anything in this Note to the contrary, be the Company or any Affiliate of the Company) at the address specified in the notice prior to the close of business on the earlier of (a) the third Business Day prior to the Repurchase Date and (b) the third Business Day following the expiration of the Repurchase Offer (such earlier date being the "Repurchase Put Date");

                                    (vi) that the Holder will be entitled to
                           withdraw its election, in whole or in part, if the Paying Agent (which may not for purposes of this Paragraph 12, notwithstanding anything in this Note to the contrary, be the Company or any Affiliate of the Company) receives, up to the close of business on the Repurchase Put Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Note the Holder is withdrawing and a statement that the Holder is withdrawing his election to have such principal amount of this Note purchased; and

                                    (vii) a brief description of the events
                           resulting in such Change of Control.

         On or before the Repurchase Date, the Company shall (i) accept for payment this Note or portions hereof properly tendered pursuant to the Repurchase Offer on or before the Repurchase Put

Date, and (ii) deposit with the Paying Agent Cash or, at the Holder's option, Common Stock in an amount sufficient to pay the Repurchase Price (together with accrued and unpaid interest, if any) of this Note or portions hereof so tendered. The Paying Agent shall promptly mail to the Holder of this Note so accepted payment in an amount equal to the Repurchase Price (together with accrued and unpaid interest, if any), and the Company shall promptly mail or deliver to such Holder a new Note equal in principal amount to any unpurchased portion of this Note so surrendered. In the event the Holder elects to have the Repurchase Price paid in Common Stock, the current market price per share of Common Stock on the Repurchase Date shall be deemed to be the average of the Last Sale Prices of a share of Common Stock for the preceding thirty (30) Trading Days ending on the last Trading Day prior to the Repurchase Date. If on any such Trading Day the Common Stock is not quoted by any organization referred to in the definition of Last Sale Price, the fair market value of the Common Stock on such day, as reasonably determined by the Board of Directors of the Company, shall be used.

         13. Dispositions of Assets. The company shall not sell, assign, transfer or otherwise dispose of any of its assets except (a) obsolete or worn out property disposed of in the ordinary course of business or property that is no longer useful in the conduct of the Company's business disposed of in the ordinary course of business; (b) transfers resulting from any casualty or condemnation of property or assets; or (c) any sale or other transfer of any property or assets, provided that the net proceeds of all such sales and transfers shall not exceed $50,000 in the aggregate during any fiscal year of the Company.

         14.      Events of Default and Remedies.

                  (a) "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be caused voluntarily or involuntarily or effected, without limitation, by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                           (1) failure by the Company to pay any installment of
                  interest on this Note as and when due and payable, or failure by the Company to perform any conversion of this Note required hereunder, and the continuance of such failure for a period of 5 Business Days, whether or not any such payment or conversion is prohibited by the subordination provisions of this Note;

                           (2) failure by the Company to pay any installment of
                  principal on this Note as and when due and payable or failure by the Company to pay all or any part of the principal of or on this Note when and as the same become due and payable at maturity, by acceleration or otherwise, or in respect of any repurchase or redemption, including, without limitation, default in the payment of the Repurchase Price on the

                  Repurchase Date in accordance with the terms hereof, whether or not any such payment is prohibited by the subordination provisions hereof;

                           (3) failure by the Company to observe or perform any
                  covenant or agreement contained in this Note (other than a default in the performance of any covenant or agreement which is specifically dealt with elsewhere in this Paragraph 13), and, if such default is subject to cure, continuance of such failure for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Holder, a written notice specifying such default or breach, requesting it to be remedied and stating that such notice is a "Notice of Default" hereunder;

                           (4) a default under (i) any Existing Senior
                  Indebtedness or (ii) Indebtedness of the Company with an aggregate principal amount in excess of $500,000, in either case, (a) resulting from the failure to pay principal, premium or interest when due that extends beyond any stated period of grace applicable thereto or (b) as a result of which the maturity of such Indebtedness has been accelerated prior to its stated maturity;

                           (5) Insolvency; Voluntary Proceeding. The Company,
                  (i) ceases or fails to be solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due; (ii) voluntarily ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing.

                           (6) Insolvency; Involuntary Proceeding. (i) Any
                  involuntary Insolvency Proceeding is commenced or filed against the Company, or any writ, judgment, warrant of attachment, warrant of execution or similar process is issued or levied against any assets with an aggregate fair market value in excess of $250,000 of the Company, and such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, warrant of execution or similar process shall not be released, vacated or fully bonded within 60 days after commencement, filing or levy; (ii) the Company admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding, or (iii) the Company acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor) or other similar Person for itself or a substantial portion of its property or business.

                           (7) final unsatisfied judgments not covered by
                  insurance (including self-insurance), or the issuance of any warrant of attachment against any portion of the property or assets of the Company, aggregating in excess of $250,000 at any one time shall have been rendered against the Company and not have been stayed, bonded or discharged for a period (during which execution shall not be effectively stayed) of 60 days (or, in the case of any such final judgment which provides for payment over time, which shall so remain unstayed, unbonded or undischarged beyond any applicable payment date provided therein).

                  Notwithstanding the 30-day period and notice requirement contained in Paragraph 14(a)(3) above, with respect to a default under Paragraph 12 the 30-day period referred to in Paragraph 14(a)(3) shall be deemed to have begun as of the date the Change of Control notice is required to be sent in the event that the Company has not complied with the provisions of Paragraph 12 and the Holder thereafter gives the Notice of Default referred to in Paragraph 14(a)(3) to the Company; provided, however, that if the breach or default is a result of a default in the payment when due of the Repurchase Price on the Repurchase Date, such Event of Default shall be deemed, for purposes of this Paragraph 14(a), to arise no later than on the Repurchase Payment Date.

                  If a Default occurs and is continuing, the Company shall, within 30 days after the occurrence of such default, give to the Holder notice of such Default.

                  (b) Acceleration of Maturity Date; Rescission and Annulment. If an Event of Default (other than an Event of Default specified in Subparagraph 14(a)(5) or (6) relating to the Company) occurs and is continuing, then, and in every such case, unless the principal of this Note shall have already become due and payable, the Holder, by a notice in writing to the Company (an "Acceleration Notice"), may declare all of the principal of this Note (or the Repurchase Price if the Event of Default includes failure to pay the Repurchase Price, determined as set forth below), including in each case accrued interest thereon, to be due and payable immediately. If an Event of Default specified in Subparagraph 14(a)(5) or (6) relating to the Company occurs, all principal and accrued interest thereon will be immediately due and payable on this Note without any declaration or other act on the part of the Holder.

                  At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Holder as hereinafter provided, the Holder, by written notice to the Company, may rescind any such declaration of acceleration.

                  (c) Collection of Indebtedness and Suits for Enforcement. The Company covenants that if an Event of Default in payment of principal or interest specified in clause (1) or (2) of Paragraph 14(a) occurs and is continuing, the Company shall, upon demand of the Holder, subject to the Common Stock Payment Conditions and at Holder's option, pay to it Cash or deliver to it Common Stock, in an amount equal to the whole amount then due and payable on this Note for principal, interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and on any overdue interest, at the rate borne by this Note, and, in addition thereto, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including the reasonable fees of counsel. In the event that Holder elects to receive payment of accelerated amounts then owing to it in Common Stock, the Holder shall provide 30 days prior written notice of such election to the Company. In such event, the current market price per share of the Common Stock shall be computed on the basis of the average of the Last Sale Prices for the preceding 30 Trading Days ending on the last Trading Day prior to the delivery of such Common Stock to the Holder. If on any such Trading Day the Common Stock is not quoted by any organization referred to in the definition of Last Sale Price, the fair market value of the Common Stock on such day, as reasonably determined by the Board of Directors of the Company, shall be used.

                  If the Company fails to pay such amounts forthwith upon such demand as required hereby, the Holder may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon this Note and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon this Note, wherever situated.

                  If an Event of Default occurs and is continuing, the Holder may in its discretion proceed to protect and enforce its rights by such appropriate judicial proceedings as the Holder shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Note or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                  In addition to all other amounts due hereunder, Holder shall be entitled to recover reasonable costs and expenses incurred in connection with the administration, workout or enforcement of this Note, including without limitation, reasonable attorneys' fees and expenses.

                  (d) Priorities. Any money collected by the Holder pursuant to this Paragraph 14 shall be applied in the following order:

                  FIRST: To the Holder to reimburse it for the costs and expenses of collection and enforcement including, without limitation, reasonable attorneys' fees;

                  SECOND: To the holders of Existing Senior Indebtedness to the extent required in Paragraph 11;

                  THIRD: To the Holder in payment of the amounts then due and unpaid for principal of and interest on this Note in respect or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on this Note for principal and interest, respectively; and

                  FOURTH: To whomsoever may be lawfully entitled thereto, the remainder, if any.

                  (e) Unconditional Right of Holder to Receive Principal and Interest. Notwithstanding any other provision of this Note, the Holder shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on this Note when due (including, in the case of redemption, the Redemption Price on the applicable Redemption Date, and in the case of the Repurchase Price, on the applicable Repurchase Date) and to institute suit for the enforcement of any such payment after such respective dates, and such rights shall not be impaired without the consent of Holder.

                  (f) Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  (g) Delay or Omission Not Waiver. No delay or omission by the Holder of this Note to exercise any right or remedy arising upon any Event of Default shall impair the exercise of any such right or remedy or constitute a waiver of any such Event of Default. Every right and remedy given by the terms of this Note or by law to the Holder may be exercised from time to time, and as often as may be deemed expedient, by the Holder.

         15. No Recourse Against Others. No direct or indirect partner, employee, stockholder or officer, as such, past, present or future, of the Company or any successor corporation or any Subsidiary or any of the Company's Affiliates shall have any personal liability in respect of the obligations of the Company under this Note by reason of his, her or its status as such partner, stockholder, director, officer or employee. The Holder of this Note by accepting this Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of this Note.

         16. Notices. Any notices or other communications to the Company or Holder required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

         if to the Company:
                                    CCAIR, Inc.
                                    4700 Yorkmont Road
                                    Second Floor
                                    Charlotte, North Carolina 78708
                                    Attention: Kenneth W. Gann, President
                                    Telecopy: (704) 359-0351

         with a copy to:
                                    Barlow Partners, L.P.
                                    1954 Airport Road, Suite 200
                                    Atlanta, Georgia   30341
                                    Attention: George Murnane, III
                                    Telecopy: (770) 455-7550

         if to the Holder:
                                    Lynrise Air Lease, Inc.
                                    1023 15th Street, N.W., Suite 1000
                                    Washington, D.C.  20005
                                    Attention: Mr. Michael Wayshner
                                    Telecopy: (202) 789-0076

         with a copy to:
                                    Ropes & Gray
                                    One International Place
                                    Boston, Massachusetts 02110-2624
                                    Attention: Mr. Robert L. Nutt, Esq.
                                    Telecopy: (617) 951-7050

         Any party by notice to each other party may designate additional or different addresses as shall be furnished in writing by such party. Any notice or communication to any party shall be deemed to have been given or made as of the date so delivered, if personally delivered; when receipt is acknowledged, if telecopied; and three Business Days after mailing if sent by registered or certified mail, postage prepaid (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

         If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

         17. Legal Holidays. A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close. If a payment date is a Legal Holiday at such place, payment may be made at such place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

         18. Governing Law. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, EXCLUDING PRINCIPLES OF CONFLICTS OF LAWS. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE NOTE, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE HOLDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

         19. Registration Rights. Holder is entitled to certain registration rights with respect to this Note pursuant to, and subject to the terms of, the Registration Rights Agreement.

         20. Definitions. For the purposes hereof, the following terms shall have the meanings set forth below:

         "Affiliate" means (i) any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company, (ii) any spouse, immediate family member, or other relative who has the same principal residence of any person described in clause (i) above, and (iii) any trust in which any person described in clause (i) or (ii) above has a beneficial interest. For purposes of this definition, the term "control" means the power to direct the management and policies of a person, directly or through one or more intermediaries, whether through the ownership of voting securities, by contract, or otherwise.

         "Bankruptcy Law" means Title 11, U.S. Code, or any similar Federal, state or foreign law for the relief of debtors.

         "Board of Directors" means, with respect to any person, the Board of Directors of such person or any committee of the Board of Directors of such person authorized, with respect to any particular matter, to exercise the power of the Board of Directors of such person.

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

         "Capital Stock" means, with respect to any corporation, any and all shares, interests, rights to purchase (other than convertible or exchangeable Indebtedness), warrants, options, participations or other equivalents of or interests (however designated) in stock issued by that corporation.

         "Cash" means such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

         "Change of Control" occurs upon the occurrence of any of the following events: (i) any sale, transfer or other disposition, whether direct or indirect, of all or substantially all of the assets of the Company, on a consolidated basis, in one transaction or a series of related transactions to any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated by the SEC thereunder (the "Exchange Act"), whether or not applicable), (ii) the acquisition in one or more transactions, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) by any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable) of any securities of the Company as a result of such acquisition, such person or group either beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 51% of the total voting power in the aggregate normally entitled to vote in the election of directors of the Company,
(iii) when, during any period of 12 consecutive months after the Issue Date, individuals who at the beginning of any such 12-month period constituted the Board of Directors of the Company (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office, (iv) a sale, transfer or other disposition, whether directly or indirectly, by the Company of all or substantially all of its assets, on a consolidated basis, or (v) the pro rata distribution by the Company to its stockholders of substantially all of its assets.

         For purposes of this definition, the terms "person" and "group" shall have the meanings used for purposes of Rules 13d-3 and 13d-5 of the Exchange Act as in effect on the date hereof, whether or not applicable.

         "Common Stock" means the Company's common stock, par value $.01 per share, or as such stock may be reconstituted from time to time.

         "Credit Facilities" means the lines of credit the Company has entered into with British Aerospace and Centura Bank, together with the documents related thereto, as the same may be amended, extended, renewed, restated, supplemented or otherwise modified (in whole or in part, and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time, and any agreement governing Indebtedness incurred to refund or refinance the borrowings and commitments then outstanding or permitted to be outstanding under such credit facilities or successor credit facilities, whether by the same or any other lenders or group of lenders.

         "Default" means any event, act or condition which with notice, lapse of time or both, would constitute an Event of Default.

         "Existing Senior Indebtedness" means any Indebtedness of the Company under the Credit Facilities and all refinancings and refundings thereof, unless the instrument creating or evidencing such Indebtedness provides that such Indebtedness is not senior or superior, in right of payment, to this Note or to other Indebtedness which is pari passu with, or subordinated to, this Note; provided, that, the principal amount of Existing Senior Indebtedness shall be limited to an aggregate amount at any time outstanding not to exceed $4,400,000. Notwithstanding the foregoing, in no event shall Existing Senior Indebtedness include (a) Indebtedness of the Company owed or owing to any Subsidiary of the Company or any officer, director or employee of the Company or any Subsidiary of the Company, (b) Indebtedness to trade creditors or (c) any liability for taxes owed or owing by the Company.

         "Indebtedness" of any person means, without duplication, (a) all liabilities and obligations, contingent or otherwise, of any such person, (i) in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such person or only to a portion thereof), (ii) evidenced by bonds, notes, debentures or similar instruments, (iii) representing the balance deferred and unpaid of the purchase price of any property or services, except such as would constitute trade payables to trade creditors in the ordinary course of business, (iv) evidenced by bankers' acceptances or similar instruments issued or accepted by banks, (v) for the payment of money relating to a capitalized lease obligation, or (vi) evidenced by a letter of credit or a reimbursement obligation of such person with respect to any letter of credit;
(b) all net obligations of such person under Interest Swap and Hedging Obligations; (c) all liabilities of others of the kind described in the preceding clause (a) or (b) that such person has guaranteed or that is otherwise its legal liability and all obligations to purchase, redeem or acquire any Capital Stock; and (d) any and all deferrals, renewals, extensions, refinancings, refundings (whether direct or indirect) of any liability of the kind described in any of the preceding clauses
(a), (b) or (c), or this clause (d), whether or not between or among the same parties.

         "Insolvency Proceeding" means, with respect to any Person, (a) any case, action or proceeding with respect to such person before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors (including any proceeding under the Bankruptcy Laws); (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of such Person's creditors generally or any substantial portion of such creditors; (c) the entering of any decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over such Person or over all or a substantial part of such Person's respective properties; or (d) the appointment of an interim receiver, trustee or other custodian of such Person for all or a substantial part of such Person's properties.

         "Interest Swap and Hedging Obligation" means any obligation of any person pursuant to any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate exchange agreement, currency exchange agreement or any other agreement or arrangement designed to protect against fluctuations in interest rates or currency values, including, without limitation, any arrangement whereby, directly or indirectly, such person is entitled to receive from time to time periodic payments calculated by applying either a fixed or floating rate of interest on a stated notional amount in exchange for periodic payments made by such person calculated by applying a fixed or floating rate of interest on the same notional amount.

         "Officer" means, with respect to the Company, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, the Treasurer, the Controller, or the Secretary of the Company.

         "Officers' Certificate" means, with respect to the Company, a certificate signed by two Officers or by an Officer and an Assistant Secretary of the Company.

         "Person" or "person" means any corporation, individual, limited liability company, joint stock company, joint venture, partnership, unincorporated association, governmental regulatory entity, country, state or political subdivision thereof, trust, municipality or other entity.

         Redemption Date," when used with respect to any Note to be redeemed, means the date fixed for such redemption pursuant to Paragraph 4 of this Note.

         "Registration Rights Agreement" means the Registration Rights Agreement, dated the date hereof, by and among the Company and the Holder, as such agreement may be amended, modified or supplemented from time to time in accordance with the terms thereof.

         "SEC" means the Securities and Exchange Commission.

         "Stated Maturity," when used with respect to any Note, means December 31, 2004.

         "Subsidiary" with respect to any person, means (i) a corporation a majority of whose Capital Stock with voting power normally entitled to vote in the election of directors is at the time, directly or indirectly, owned by such person, by such person and one or more Subsidiaries of such person or by one or more Subsidiaries of such person, (ii) a partnership in which such person or a Subsidiary of such person is, at the time, a general partner and owns alone or together with one or more Subsidiaries of such person a majority of the partnership interests, or (iii) any other person (other than a corporation) in which such person, one or more Subsidiaries of such person, or such person and one or more Subsidiaries of such person, directly or indirectly, at the date of determination thereof has at least majority ownership interest.

         "Trading Day" means each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded on the New York Stock Exchange (or, if the Common Stock is not listed or admitted to trading thereon, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the Nasdaq Stock Market's National Market if the Common Stock is quoted thereon).

                       OPTION OF HOLDER TO ELECT PURCHASE

         If you want to elect to have this Note purchased by the Company pursuant to Paragraph ____ of the Note, check the box: [ ]

         If you want to elect to have only part of this Note purchased by the Company pursuant to Paragraph ____ of the Note, state the amount you want to be purchased: $______________.

         If you want the purchase price for this Note or such part thereof to be paid in Common Stock, check the box: [ ]

Date:____________________   Signature:__________________________________________
                            (Sign exactly as your name appears on the other side of this Note)

                              [FORM OF] ASSIGNMENT


         I or we assign this Note, without recourse, representation or warranty, to _____________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


(Print or type name, address and zip code of assignee.)
________________________________________________________________________________

________________________________________________________________________________


(Please insert Social Security or other identifying number of assignee.) _______________________ and irrevocably appoint __________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:____________________   Signature:__________________________________________
                            (Sign exactly as your name appears on the other side of this Note)


Signature Guarantee.1

--------
     1 Participant in a recognized Signature Guarantee Medallion Program (or other signature acceptable to the Trustee).

                            FORM OF CONVERSION NOTICE

To:      CCAIR, Inc.
         7% Convertible Subordinated Note due 2004

         The undersigned owner of this Note hereby: (i) irrevocably exercises the option to convert this Note, or the portion hereof below designated, for shares of Common Stock of CCAIR, Inc. in accordance with the terms of this Note and (ii) directs that such shares of Common Stock deliverable upon the conversion, together with any check in payment for fractional shares and any Note representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares are to be delivered registered in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Note.

Date:____________________   Signature:__________________________________________

         Fill in for registration of shares if to be delivered, and of the Note if to be issued, otherwise than to and in the name of the registered holder.

Social Security or other Taxpayer Identifying Number

___________________________________________
(Name)

___________________________________________
(Street Address)

___________________________________________
(City, State and Zip Code)

(Please print name and address)

Principal amount to be converted: (if less than all)

$_______________________

Signature Guarantee.2

772732- 041798 v18 - 183:17336-1
--------
     2 Participant in a recognized Signature Guarantee Medallion Program (or other signature acceptable to the Trustee).